UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Rumble Inc.

(Name of Registrant as Specified in its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION DATED JANUARY 8, 2025

Rumble Inc.

444 Gulf of Mexico Drive

Longboat Key, Florida 34228

Notice of action to be taken without a meeting

To our Stockholders:

We are furnishing this Notice and the accompanying Information Statement to the stockholders of Rumble Inc., a Delaware corporation (the “Company,” “Rumble,” “we,” “us,” or “our”), in connection with action taken by written consent, pursuant to Section 228 of the Delaware General Corporation Law and our Amended and Restated Bylaws. The purpose of this Notice is to notify our stockholders that, on December 20, 2024, Christopher Pavlovski, as holder of the majority of our outstanding voting capital stock (the Majority Stockholder), approved by written consent, to the extent required by Nasdaq Rule 5635, the issuance of shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”), to Tether Investments Limited (“Tether”) pursuant to the terms and conditions of that certain Transaction Agreement, dated December 20, 2024, by and between Rumble and Tether (the “Transaction Agreement”), as further described herein.

The accompanying Information Statement was furnished on January , 2025 to our stockholders of record as of December 20, 2024 (the “Record Date”) in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our stockholders of the action taken by the written consent. The Information Statement also constitutes notice under Section 228 of the Delaware General Corporation Law that the action was approved by the written consent of the Majority Stockholder. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the Majority Stockholder.

Pursuant to Rule 14c-2(b) promulgated by the SEC under the Exchange Act, the actions approved by the Majority Stockholder cannot become effective until twenty (20) days from the date of mailing of the Definitive Information Statement to our stockholders as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THE INFORMATION STATEMENT.

By Order of the Board of Directors,

Christopher Pavlovski
Chief Executive Officer and Chairman
January , 2025

Rumble Inc.

444 Gulf of Mexico Drive

Longboat Key, Florida 34228

information statement pursuant to section 14(c)

of the securities exchange act of 1934

This Information Statement has been filed by Rumble Inc. (the “Company,” “Rumble,” “we,” “us” or “our”) with the Securities and Exchange Commission (the “SEC”) and is being furnished pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders that on December 20, 2024, Christopher Pavlovski (the “Majority Stockholder”) holding at least a majority of our outstanding voting capital stock, approved by written consent, to the extent required by Nasdaq Rule 5635, the issuance of shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”), to Tether Investments Limited (“Tether”) pursuant to the terms and conditions of that certain Transaction Agreement, dated December 20, 2024, by and between Rumble and Tether (the “Transaction Agreement”).

On December 20, 2024 the Company and Tether entered into the Transaction Agreement, pursuant to which, and subject to the terms and conditions thereof, Tether will make a strategic investment in the Company of $775 million, consisting of 103,333,333 newly issued shares of Class A Common Stock, at a price of $7.50 per share (the “Strategic Investment”). By written consent dated December 20, 2024, as permitted by Section 228 of the Delaware General Corporation Law (the “DGCL”), Chris Pavlovski, who has the authority to vote a majority of our outstanding shares of voting capital stock, approved the Transaction Agreement and the Strategic Investment to the extent required by Nasdaq Listing Rule 5635.

Section 228 of the DGCL permits the stockholders of a Delaware corporation to take action without a meeting upon the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted unless otherwise provided in the corporation’s certificate of incorporation.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO

SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT.

OVERVIEW

Transaction Agreement

On December 20, 2024, Rumble Inc., a Delaware corporation (“Rumble” or the “Company”), entered into a Transaction Agreement (the “Transaction Agreement”), by and between the Company and Tether Investments Limited (“Tether”), pursuant to which, and subject to the terms and conditions thereof, Tether will make a strategic investment in the Company of $775 million, consisting of 103,333,333 newly issued shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock” or “Shares”), at a price of $7.50 per share (the “Strategic Investment”). The terms of the Strategic Investment were privately negotiated between Rumble and Tether and unanimously approved by the Company’s Board of Directors (the “Board”), and, as part of the transaction, Rumble and Tether intend to explore potential relationships related to future advertising, cloud, and crypto payment solutions.

The Company will use $250 million of the proceeds of the Strategic Investment to support growth initiatives and, subject to the terms and conditions of the Transaction Agreement, use the remaining proceeds to fund a self tender offer (the “Offer” and together with the Strategic Investment, the “Transaction”) to purchase up to 70,000,000 Shares at the same price ($7.50 per share) as the Strategic Investment.

Simultaneously with the execution of the Transaction Agreement, certain existing stockholders of Rumble (the “Supporting Stockholders”), including certain executive officers and directors of Rumble (or affiliates thereof), entered into separate tender and support agreements with the Company (the “Stockholder Support Agreements”) pursuant to which such Supporting Stockholders agreed, among other things, to tender a minimum of 70,000,000 Shares (in the aggregate) in the Offer on the same terms and conditions as the other stockholders of the Company, including with respect to the Offer price of $7.50 per share and the proration provisions that will apply in the event that the Offer is oversubscribed. The Supporting Stockholders include (or include affiliates of) our Chairman, CEO and controlling stockholder Christopher Pavlovski (who has committed to tender 10,000,000 shares of Class A Common Stock in the Offer) (the “Majority Stockholder”); our executive officers Brandon Alexandroff, Tyler Hughes, Claudio Ramolo and Wojciech Hlibowicki (who have committed to tender 8,880,000, 313,000, 6,275,201 and 6,920,000 shares of Class A Common Stock, respectively, in the Offer); our directors Ryan Milnes and Robert Arsov (who have committed to tender 25,000,000 and 12,360,799 shares of Class A Common Stock, respectively, in the Offer); and certain other employees of the Company (who have committed to tender the balance of the remaining 251,000 shares of Class A Common Stock in the Offer).

Following the closing of the Transaction, Rumble’s existing Board and governance structure, including Chris Pavlovski’s super-majority voting control, will remain unchanged. After closing, Tether will not have the right to designate any members of the Board nor have any shareholder veto rights over Company actions. In connection with the Transaction, Tether also agreed to certain “standstill” provisions restricting its ability to engage in any solicitation of proxies with respect to the voting of any Class A Common Stock and other similar matters for the one-year period following the closing. Further, following the closing and until Tether’s beneficial ownership percentage falls below 9.9% of the Class A Common Stock, Tether has agreed to certain transfer restrictions that will limit its ability to transfer any shares to competitors of the Company or to holders who beneficially own, or will own upon completion of such transfer, at least 5% of the Class A Common Stock.

At the closing, the Company and Tether will enter into a registration rights agreement (a form of which is attached to the Transaction Agreement) to provide Tether with customary registration rights, including the obligation for the Company to file a registration statement on Form S-3 to register the resale of Tether’s shares of Class A Common Stock and to provide Tether with certain customary demand and piggyback registration rights.

The issuance of Class A Common Stock in connection with the Transaction Agreement will have a dilutive effect on the Company’s existing stockholders. Such issuances will reduce each existing stockholder’s proportionate ownership in the Company’s common stock and reduce the voting power of the existing stockholders. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. In addition, there will be a greater number of shares of Class A Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of the Class A Common Stock.

The Transaction Agreement is subject to termination by either party in customary circumstances, including if the closing of the Transaction has not occurred by April 30, 2025. In the event the Transaction Agreement is terminated by the Company in connection with the entry by the Company into a definitive agreement for a superior proposal, then as a condition to such termination, the Company will pay Tether a termination fee.

The foregoing description of the Transaction Agreement and Stockholder Support Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transaction Agreement and Stockholder Support Agreements, copies of which have been filed as Exhibits 10.1 and 10.2 to the Current Report on Form 8-K filed with the SEC on December 23, 2024 and are incorporated by reference herein.

Effect of the Issuances on Existing Stockholders

The issuance of 103,333,333 newly issued shares of the Company’s Class A Common Stock in connection with the Transaction Agreement, while it will be offset in part by the Company’s purchase 70,000,000 shares of Class A Common Stock in the Offer, will have a net dilutive effect on the Company’s existing stockholders. Such issuances will reduce each existing stockholder’s proportionate ownership in the Company’s common stock and reduce the voting power of the existing stockholders. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. In addition, there will be a greater number of shares of Class A Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of the Class A Common Stock.

APPROVAL OF THE TRANSACTION

Section 228 of the Delaware General Corporation Code provides that, unless otherwise provided in a corporation’s certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting.

On December 20, 2024, the date of the Transaction Agreement, the Majority Stockholder held approximately 88% of the voting power of our outstanding voting capital stock. The Majority Stockholder voted in favor of the Transaction by written consent effective as of December 20, 2024. Such vote constituted approval of the adoption of the Transaction by 88% of our outstanding voting capital stock. Since the Majority Stockholder had sufficient voting power to approve the corporate action through their ownership of capital stock of the Company, no consent or approval of the corporate action by any other stockholder was solicited.

The Company has obtained all necessary corporate approvals in connection with the adoption of the Transaction, and your consent is not required and is not being solicited in connection with the approval of the adoption of the Transaction. No vote or other action is requested or required on your part.

EFFECTIVE DATE OF THE ACTION BY WRITTEN CONSENT

Per Rule 14c-2 under the Exchange Act, the corporate action taken by written consent becomes effective no earlier than twenty (20) calendar days after the first mailing or delivery of this Information Statement to stockholders as of the Record Date.

security ownership of certain Beneficial owners and management and related stockholder matters

The following table sets forth information regarding the beneficial ownership of shares of our different classes of voting securities (i.e., Class A Common Stock, Class C Common Stock, par value $0.0001 per share (“Class C Common Stock”) and Class D Common Stock, par value $0.0001 per share (“Class D Common Stock”) and, collectively, “Common Stock”)), as of December 27, 2024, by:

●	each person known by us to be the beneficial owner of more than 5% of our common stock;

●	each of our directors;

●	each of our executive officers; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. For example, in the event a holder of Company stock options (“Company Options”) has the right to exercise such Company Options within 60 days, such underlying shares are reflected in such holder’s beneficial ownership in both the numerator and the denominator, but not in the denominator for other unaffiliated holders, in accordance with the rules of the SEC. In addition, such securities held by all of Rumble’s directors and executive officers are included in both the numerator and denominator for purposes of determining the percentage share ownership held by the directors and executive officers, calculated as a group. Notwithstanding the foregoing, in order to avoid a distorted and potentially misleading presentation of percentage share ownership by a holder, all shares of Class A Common Stock issuable upon exchange of any issued and outstanding exchangeable shares of the Company’s subsidiary 1000045728 Ontario Inc. (“ExchangeCo Shares”) (together with all issued and outstanding shares of Class A Common Stock and ExchangeCo Shares subject to escrow restrictions under the Business Combination Agreement) are included in the denominator for all holders. In accordance with the foregoing methodology, the determination of percentage of beneficial ownership in the below presentation is based on 283,987,373 shares of Class A Common Stock issued and outstanding as of December 27, 2024 (which number is inclusive of shares referenced in the preceding sentence) and the calculation described in footnote (2) below.

	Class A Common Stock(1)			% of
Name	Total Shares		Percent of Shares(1)(2)	Voting Power(1)
Executive Officers and Directors
Christopher Pavlovski	140,639,134	(3)	44.2%	88.2%
Ryan Milnes	48,076,104	(4)	16.9%	3.3%
Robert Arsov	24,417,969	(5)	8.3%	1.6%
Brandon Alexandroff	18,034,750	(6)	6.0%	1.2%
Wojciech Hlibowicki	15,119,406	(7)	5.1%	1.0%
Claudio Ramolo	13,286,369	(8)	4.5%	*
Tyler Hughes	504,783	(9)	*	*
Michael Ellis	238,249	(10)	*	*
Paul T. Cappuccio	126,672	(11)	*	*
Jerry Naumoff	4,000	(12)	*	*
Nancy Armstrong	30,062	(13)	*	*
Ethan Fallang	27,192	(14)	*	*
Directors and Executive Officers as a Group (12 persons)	260,504,690	(16)	70.9%	93.1%

Other 5% or More Shareholders:
Bongino Inc.(15)	16,194,853	(15)	5.7%	1.1%

“*”	is used when the percentage of shares is less than 1%.

(1)	The Company has two other classes of equity securities outstanding, Class C Common Stock and Class D Common Stock, the beneficial ownership of which is set forth in the table below. Both the Class C Common Stock and Class D Common Stock are non-economic, voting shares that are issued solely for voting purposes. Each holder of ExchangeCo Shares was issued one “tandem” share of Class C Common Stock, which serves to provide the holder thereof with the same voting rights at the Company as one share of Class A Common Stock. The Company views each ExchangeCo Share and its corresponding share of Class C Common Stock as one unit of account that is economically similar to a share of Class A Common Stock. The Company issued shares of Class D Common Stock to Christopher Pavlovski to provide Mr. Pavlovski with high vote stock, with each share carrying 11.2663 votes per share. Percentage of voting power is based on the total number of shares beneficially owned by each holder, and taking into account the high vote Class D Common Stock held by Christopher Pavlovski.

(2)	The percentage of beneficial ownership of Class A Common Stock as to any person or group of persons is calculated by dividing (i) the number of shares of Class A Common Stock beneficially owned by such person or group of persons (including the number of shares of Class A Common Stock as to which such person or group of persons has the right to acquire within 60 days of December 27, 2024), by (ii) the sum of (A) 283,987,373 shares of Class A Common Stock issued and outstanding as of December 27, 2024 (which number is determined as described in the paragraph preceding this table) plus (B) the number of shares as to which such person or group of persons has the right to acquire pursuant to Company Stock Options and Company restricted stock units (“Company RSUs”) within 60 days of December 27, 2024. Consequently, the denominator for calculating beneficial ownership percentages may be different for each person or group of persons in the table.

(3)	Includes (i) 104,682,403 ExchangeCo Shares, of which 34,858,165 ExchangeCo Shares are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement; (ii) 34,501,881 shares of Class A Common Stock issuable upon the exercise of options, of which 11,335,655 shares of Class A Common Stock issuable upon the exercise of such options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement; and (iii) a grant of RSUs covering 1,100,000 shares of Class A Common Stock pursuant to the Rumble Inc. 2022 Stock Incentive Plan, which RSUs, subject to Christopher Pavlovski’s continuous employment through the applicable vesting dates, vested or will vest in one-third installments on each of September 16, 2023, September 16, 2024 and September 16, 2025. Excludes (i) 104,682,403 shares of Class C Common Stock, which are issued in tandem with each ExchangeCo Share, with each such share of Class C Common Stock intended to give the holder thereof the same voting rights as one share of Class A Common Stock, but are otherwise non-economic and (ii) 105,782,403 shares of Class D Common Stock, with each such share of Class D Common Stock intended to give Mr. Pavlovski high vote stock, but are otherwise non-economic, with each share carrying 11.2663 votes per share. Excludes 156,260 shares of Class A Common Stock issuable upon the settlement of RSUs that vest more than 60 days after December 27, 2024 and 663,712 shares of Class A Common Stock issuable upon the exercise of options that vest more than 60 days after December 27, 2024.

(4)	2286404 Ontario Inc. is the record holder of the shares. 2286404 Ontario Inc. is wholly owned by Ryan Milnes, and therefore Mr. Milnes has voting and dispositive power over such shares and may be deemed to beneficially own such shares. The business address of Ontario is 2286404 Ontario Inc., PO Box 20112 Bayfield North, Barrie, Ontario, L4M6E9, Canada. Consists of 48,054,401 shares of Class A Common Stock issuable upon the exchange of ExchangeCo Shares in 1000045728 Ontario Inc., a corporation formed under the laws of the Province of Ontario, Canada, and an indirect, wholly owned subsidiary of the Company, of which 16,560,185 ExchangeCo Shares are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes 48,054,401 shares of Class C Common Stock, which are issued in tandem with each ExchangeCo Share (as defined below), with each such share of Class C Common Stock intended to give the holder thereof the same voting rights as one share of Class A Common Stock, but are otherwise non-economic. Excludes 35,587 Class A Common Stock issuable upon the settlement of RSUs that vest more than 60 days after December 27, 2024.

(5)	Includes (i) 11,966,204 shares of Class A Common Stock issuable upon the exercise of options, of which 3,943,188 shares of Class A Common Stock issuable upon the exercise of such options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement and (ii) 5,083,317 shares of Class A Common Stock subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes 35,587 Class A Common Stock issuable upon the settlement of RSUs that vest more than 60 days after December 27, 2024.

(6)	Includes (i) 3,048,355 shares of Class A Common Stock issuable upon the exchange of ExchangeCo Shares, of which 1,004,515 ExchangeCo Shares are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement and (ii) 14,981,803 shares of Class A Common Stock issuable upon the exercise of options, of which 5,222,498 shares of Class A Common Stock issuable upon the exercise of such options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes 3,048,355 shares of Class C Common Stock, which are issued in tandem with each ExchangeCo Share, with each such share of Class C Common Stock intended to give the holder thereof the same voting rights as one share of Class A Common Stock, but are otherwise non-economic. Excludes 59,618 shares of Class A Common Stock issuable upon the settlement of RSUs that vest more than 60 days after December 27, 2024 and 255,306 shares of Class A Common Stock issuable upon the exercise of options that vest more than 60 days after December 27, 2024.

(7)	Includes (i) 4,618,833 shares of Class A Common Stock issuable upon the exchange of ExchangeCo Shares, of which 1,522,030 ExchangeCo Shares subject to escrow restrictions pursuant to the terms of the Business Combination Agreement and (ii) 10,495,979 shares of Class A Common Stock issuable upon the exercise of options, of which 3,538,343 shares of Class A Common Stock issuable upon the exercise of such options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes 4,618,833 shares of Class C Common Stock, which are issued in tandem with each ExchangeCo Share, with each such share of Class C Common Stock intended to give the holder thereof the same voting rights as one share of Class A Common Stock, but are otherwise non-economic. Excludes 59,618 shares of Class A Common Stock issuable upon the settlement of RSUs that vest more than 60 days after December 27, 2024 and 255,306 shares of Class A Common Stock issuable upon the exercise of options that vest more than 60 days after December 27, 2024.

(8)	1000748378 Ontario Ltd. is the record holder of 1,457,086 of the reported shares. 1000748378 Ontario Ltd. is wholly owned by Mr. Ramolo and therefore, Mr. Ramolo has voting and dispositive power over such shares and may be deemed to beneficially own such shares. The business address of 1000748378 Ontario Ltd. is 100 King Street West, Suite 6000, Toronto, Ontario, M5X 1E2 Canada. Includes (i) 2,173,220 shares of Class A Common Stock issuable upon the exchange of ExchangeCo Shares and (ii) 11,112,188 shares of Class A Common Stock issuable upon the exercise of options. Excludes 13,323 shares of Class A Common Stock issuable upon the settlement of RSUs that vest more than 60 days after December 27, 2024 and 60,545 shares of Class A Common Stock issuable upon the exercise of options that vest more than 60 days after December 27, 2024.

(9)	Includes 500,191 shares of Class A Common Stock issuable upon the exercise of options, of which 153,841 shares of Class A Common Stock issuable upon the exercise of such options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes 59,618 shares of Class A Common Stock issuable upon the settlement of RSUs that vest more than 60 days after December 27, 2024 and 255,306 shares of Class A Common Stock issuable upon the exercise of options that vest more than 60 days after December 27, 2024.

(10)	Includes 232,557 shares of Class A Common Stock issuable upon the exercise of options, of which 65,455 shares of Class A Common Stock issuable upon the exercise of such options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes 60,755 shares of Class A Common Stock issuable upon the settlement of RSUs that vest more than 60 days after December 27, 2024 and 260,042 shares of Class A Common Stock issuable upon the exercise of options that vest more than 60 days after December 27, 2024.

(11)	Includes 93,616 shares of Class A Common Stock issuable upon the exercise of options. Excludes 49,377 shares of Class A Common Stock issuable upon the settlement of RSUs that vest more than 60 days after December 27, 2024.

(12)	Excludes 20,173 shares of Class A Common Stock issuable upon the settlement of RSUs that vest more than 60 days after December 27, 2024.

(13)	Excludes 47,597 shares of Class A Common Stock issuable upon the settlement of RSUs that vest more than 60 days after December 27, 2024.

(14)	Excludes 35,587 shares of Class A Common Stock issuable upon the settlement of RSUs that vest more than 60 days after December 27, 2024.

(15)	Information is based on a Schedule 13G/A filed with the SEC on December 11, 2023 by Daniel Bongino and Bongino Inc. Bongino Inc. is the record holder of the shares. Bongino Inc. is wholly owned by Daniel Bongino. The business address of Bongino Inc. is 2239 SW Manele Place, Palm City, FL 34990.

(16)	Excluding Company Stock Options and Company RSUs, our directors and executive officers as a group beneficially own a total of 176,839,567 shares of Class A Common Stock out of the total 283,987,373 shares of Class A Common Stock issued and outstanding as of December 27, 2024, as calculated as described in the paragraph preceding this table.

	Class C Common Stock		Class D Common Stock
	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class
Directors and Executive Officers
Christopher Pavlovski	104,682,403	63.3%	105,782,403	100.0%
Wojciech Hlibowicki(1)	4,618,833	2.8%	—	—
Brandon Alexandroff(2)	3,048,355	1.8%	—	—
Tyler Hughes	—	—	—	—
Michael Ellis	—	—	—	—
Claudio Ramolo(3)	2,173,220	1.3%	—	—
Ryan Milnes(4)	48,054,401	29.1%	—	—
Paul Cappuccio	—	—	—	—
Robert Arsov	—	—	—	—
Nancy Armstrong	—	—	—	—
Ethan Fallang	—	—	—	—
Jerry Naumoff	—	—	—	—
All executive officers and directors as a group (12 individuals)	162,577,212	98.4%	105,782,403	100.0%

Other 5% or More Shareholders:
Bongino Inc.	—	—	—	—

(1)	See footnote 7 above.
(2)	See footnote 6 above.
(3)	See footnote 8 above.
(4)	See footnote 4 above.

DISSENTERS’ RIGHTS

None of the Articles of Incorporation of the Company, the Bylaws of the Company, or the Delaware General Corporation Law provide for dissenters’ rights of appraisal in connection with the corporate action described herein.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Other than as discussed herein, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the action.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of such stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders also may address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above or at (941) 210-0196.

ADDITIONAL INFORMATION

We were a special purpose acquisition company called CF Acquisition Corp. VI (“CFVI”) prior to the closing of a business combination (the “Business Combination”) on September 16, 2022. The Business Combination represents the transactions contemplated by the business combination agreement, dated December 1, 2021 (the “Business Combination Agreement”) whereby Rumble Inc., a corporation formed under the laws of the Province of Ontario, Canada (“Legacy Rumble”) became a wholly owned subsidiary of CFVI. In connection with the consummation of the Business Combination, CFVI was renamed “Rumble Inc.” and Legacy Rumble was renamed Rumble Canada Inc.

Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System. See “Incorporation of Information By Reference” below for further information.

Costs of the Information Statement

The Company is mailing this Information Statement, and will bear the costs associated therewith. The Company is not making any solicitations. The Company will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them, and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Householding Matters

If you and one or more stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at 444 Gulf of Mexico Drive Longboat Key, Florida 34228, or email the Company at investors@rumble.com, and the Company will promptly deliver the Information Statement to you, upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

INCORPORATION OF INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. Any information referenced in this way is considered part of this Information Statement. Any subsequent information we file with the SEC will automatically be deemed to update and supersede the information either contained, or incorporated by reference, in this Information Statement, and will be considered to be part of this Information Statement from the date those documents are filed. The information incorporated by reference is an important part of this Information Statement.

We incorporate by reference into this Information Statement the documents listed below that have been previously filed with the SEC:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 27, 2024;

●

our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 24, 2024 (but only with respect to information specifically incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2023);

●

our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, filed with the SEC on May 14, 2024, our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, filed with the SEC on August 12, 2024, and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024, filed with the SEC on November 12, 2024; and

●	our Current Reports on Form 8-K filed with the SEC on June 18, 2024, November 18, 2024, December 13, 2024, December 20, 2024, and December 23, 2024.

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits under Item 9.01, is not incorporated by reference into this Information Statement.

Any statement contained in any document incorporated by reference into this Information Statement shall be deemed to be modified or superseded to the extent that an inconsistent statement is made in this Information Statement or any subsequently filed document. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

You can obtain any of the documents incorporated by reference in this document from us or from the SEC’s website at the address set forth above. Documents incorporated by reference are available from us without charge, excluding any exhibits. You may request a copy of these filings by contacting us as set forth below. Please be sure to include your complete name and address in your request. You can find additional information by visiting our website at www.rumble.com. Information on our website is not incorporated by reference herein and does not form a part of this Information Statement except for the reports listed above which are also posted on our website. You should direct requests for documents to our Secretary at:

Rumble Inc.
444 Gulf of Mexico Drive
Longboat Key, FL 34228
Attention: Michael Ellis, General Counsel
Phone: (941) 210-0196
Email: legal@rumble.com

Important Information

This Information Statement is neither an offer to purchase nor a solicitation of an offer to sell any shares of Common Stock or any other securities. A tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, has been filed with the SEC by Rumble. The Offer referred to herein is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT REGARDING THE OFFER, AS IT MAY BE AMENDED FROM TIME TO TIME, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the tender offer which is named in the tender offer statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors,

Christopher Pavlovski
Chief Executive Officer and Chairman
January , 2025